                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-65118
                                                and 811-03859




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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                          POLARIS CHOICE II PROSPECTUS
                       (FORM NUMBER: R-3460-PRO (R 7/04))
                                DATED MAY 3, 2004
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The following replaces "Can Polaris Income Rewards be cancelled?" subsection under the POLARIS INCOME REWARDS FEATURE located on page 17 of the prospectus:

Can Polaris Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

      1.    SBB is equal to zero; or

      2.    Annuitization of the contract; or

      3.    Full Surrender of the contract; or

      4.    Death benefit is paid; or

      5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

The following replaces OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION section under the heading titled OPTIONAL ENHANCED DEATH BENEFITS located on page 21 of the prospectus:

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

1. Contract value; or

2. Net Purchase Payments received prior to your 86th birthday; or

3. Maximum Anniversary Value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and adjusted for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greatest of contract value, Net Purchase Payments or 125% of Purchase Payments. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

Date: November 19, 2004


                Please keep this Supplement with your Prospectus.



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